Exhibit 10.5

FIFTH AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Fifth Amendment to Loan and Security Agreement is entered into as of March _6_, 2018 (the “Amendment”), by and between EAST WEST BANK (“Bank”) and IDENTIV, INC. (“Parent”) and 3VR Security, Inc. (“Target”). Parent and Target are each referred to herein as a “Borrower” and collectively as the “Borrowers”.

RECITALS

Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of February 8, 2017, as amended from time to time, including pursuant to that certain First Amendment to Loan and Security Agreement dated as of March 27, 2017, that certain Second Amendment to Loan and Security Agreement dated as of December 19, 2017, that certain Third Amendment to Loan and Security Agreement dated as of January 30, 2018 and that certain Fourth Amendment to Loan and Security Agreement dated as of February 5, 2018 (collectively, the “Loan Agreement”).  The parties desire to amend the Loan Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.The following definitions in Section 1.1 of the Loan Agreement are amended and restated in their entirety to read as follows:

“Borrowing Base” means an amount equal to (i) eighty five percent (85%) of Eligible Accounts plus (ii) fifty percent (50%) of Eligible Inventory, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrowers; provided however, (x) the total amount of the Borrowing Base with respect to clause (ii) above shall not exceed the lesser of Eight Million Dollars ($8,000,000) or fifty percent (50%) of the total Borrowing Base at any time; and (y) the Borrowing Base may be revised from time to time by Bank following each Collateral audit or as Bank deems necessary in Bank’s reasonable judgment and after commercially reasonable notice thereof to Borrowers.

“Revolving Line” means a credit extension of up to Sixteen Million Dollars ($16,000,000).

2.The word “Parent” referenced in clause (n) of the defined term “Eligible Accounts” set forth in Section 1.1 of the Agreement is replaced in its entirety with the word “Borrower”.

3.Exhibit C to the Agreement is replaced in its entirety with the Exhibit C attached hereto.

4.For the sake of clarity, the parties acknowledge and agree that (i) software acquired from third parties shall not constitute Eligible Inventory; and (ii) Accounts against which rebate liabilities may be potentially offset shall not constitute Eligible Accounts.

5.The parties acknowledge and agree following the completion of all of the matters set forth in Section 6.12 of the Agreement, along with (i) an audit of Target’s Collateral, the results of which shall be satisfactory to Bank and (ii) Bank’s receipt of evidence of the termination of all Liens in favor of Opus Bank (including the termination of all UCC Financing Statements), the Accounts or Inventory of Target shall be included in the Borrowing Base.

6.Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.  Each Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

7.Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

8.This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.  Notwithstanding the foregoing, Borrowers shall deliver all original signed documents requested by Bank no later than five (5) Business Days following the date of execution.

9.As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)this Amendment, duly executed by Borrowers;

(b)evidence of requisite corporate approval of the transactions contemplated herein;

(c)amendment to intercreditor agreement with Venture Lending & Leasing VII, Inc. and Venture Lending & Leasing VIII, Inc.;

(d)payment of a prorated facility fee in the amount of $16,000 plus all Bank Expenses incurred through the date of this Amendment; and

(e)such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

IDENTIV, INC.

By:	/s/ Sandra Wallach

Name:	Sandra Wallach

Title:	CFO

3VR SECURITY, INC.

By:	/s/ Sandra Wallach

Name:	Sandra Wallach

Title:	CFO

EAST WEST BANK

By:	/s/ Kelvin Chan

Name:	Kelvin Chan

Title:	Managing Director

EXHIBIT C

East West Bank - Asset Based Lending

Borrowing Base Certificate

The undersigned certifies to East West Bank
that the following accounts are true and correct as of:

A. Accounts Receivable
1. Previous Accounts Receivable Ending Balance			$-
2. Plus: New sales as posted through:		$-
3. Plus: Other additions (debit adjustments, etc)		$-
4. Total Additions: (line 2 + line 3):			$-
5. Less: Collections as posted through		$-
6. Less: Credit memo, discounts, credit adjustments, etc		$-
7. Total Deductions: (Line 5 + Line 6)			$-
8. Accounts Receivable as of:			$-
9. Less: Ineligible Accounts Receivable
Over 90 Days from invoice date	$-
Cross-Aging > 25%	$-
Credit Memos > 90 Days from invoice date	$-
Affiliate/Inter-Company/Employee	$-
Foreign Receivables (except Hon Hai Precision Industry Co., LTD and Inventec Corporation)
and their affiliates that are not publicly traded	$-
Concentration > 25%	$-
C. O. D., etc.	$-
Contra Accounts	$-
Government	$-
Prebilling	$-
Stanley Black & Decker, Affiliates and Subsidiaries	$-
Deferred Revenue (Identiv Only)	$-
Rebates	$-
Other Ineligibles	$-
Total Ineligible Accounts Receivable		$-
10. Eligible Receivables		$-
11. Times Rate of Advance (% of Line 10)	85%	$-
12. Accounts Receivable Borrowing Base (not to exceed)	$16,000,000		$-

B. Inventory
13. Gross Inventory as of:		$-
14. Less: Ineligible Inventory
Work in Progress	$-
Supplies	$-
In-transit (not covered by insurance)	$-
Packaging Materials	$-
Slow Moving	$-
Private Label	$-
Software aquired from 3rd parties	$-
Samples	$-
Obsolete Inventory	$-
Consigned Inventory	$-
Offsite Inventory without a landlord/bailee waiver	$-
Other	$-
Total Ineligible Inventory		$-
15. Eligible Inventory		$-
16. Times Rate of Advance (% of Line 15)	50%	$-
17. Inventory cap	$8,000,000
18. Inventory Borrowing Base (Lower of $8,000,000 or Line 16 or 50% of total Borrowing Base)			-
19. Total Available AR & Inventory (Loan Amount or Line 12 plus Line 18, whichever is less)			$-
20. East West Bank Obligations
Sight Letters of Credit	$-
Usance Letters of Credit	$-
Standby Letters of Credit	$-
Bankers Acceptance	$-
Clean Advances /Revolving Working Capital
21. Total East West Bank Obligations as of:	1/0/1900		$-
22. Net Availability Before Non-Formula $3MM Sub-limit (Line 19 - Line 21)			$-
23. Non-Formula $3MM Sub-limit		$3,000,000.00
24. Net Availability with $3MM Non-Formula Sub-limit (Line 22 + Line 23)			$3,000,000.00

(Note: if Negative -- Repayment Required)

The above listed collateral is subject to a security interest in favor of East West Bank pursuant to the terms of the Loan Agreement[s] executed between the Bank and the undersigned.  Borrower represents and warrants that inventory listed above is owned by Borrower free and clear of any and all liens and encumbrances other than said security interest in favor of East West Bank. The undersigned hereby warrants and represents to Bank that the Borrower is in full compliance with the Terms and Conditions of the Agreement, and related documents, that the collateral is bona fide and accurate, and certifies that the foregoing and any attachments to this report are true and correct.

IDENTIV, Inc. & 3VR Security Inc

(Authorized Signature)	(Date)

(Title)